UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 1, 2017

Date of Report (Date of Earliest Event Reported)

PACWEST BANCORP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-36408	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700

Beverly Hills, California 90212

(Address of Principal Executive Offices)(Zip Code)

(310) 887- 8500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.*

Executive officers of PacWest Bancorp will make presentations to institutional investors at various meetings during the months of February and March. A copy of the presentation materials is attached as Exhibit 99.1 of this Form 8-K. The presentation will also be available on PacWest’s website at www.pacwestbancorp.com under the section entitled “Presentations”.

Item 9.01                                               Financial Statements and Exhibits.*

(d)  Exhibits.

Exhibit No.	Description
99.1	Copy of presentation PacWest Bancorp intends to provide to institutional investors during the months of February and March.

*The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: February 1, 2017	By:	/s/Lynn M. Hopkins
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President